UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 18, 2025

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2025, the Board of Directors (the “Board”) of Amphastar Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), approved an increase to the authorized number of directors permitted to serve on the Board from ten (10) to eleven (11) directors and appointed David Gaugh, to serve as a Class I director, to hold office until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal, effective immediately. Mr. Gaugh was not appointed to serve on any committees of the Board at this time.

The Board also determined that Mr. Gaugh does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that he is independent within the meaning of the listing standards of the Nasdaq Stock Market LLC. There are no arrangements or understandings between Mr. Gaugh and any other person pursuant to which he was selected as a director of the Company. There are no transactions between Mr. Gaugh and the Company that would be reportable under Item 404(a) of Regulation S-K.

Mr. Gaugh’s compensation will initially consist of a grant comprised of 50% restricted stock units and 50% stock options with an aggregate grant date fair value of $260,000, which vest on the first anniversary of the date of grant, subject to continued service through the vesting date and will be consistent with other non-employee members of the Board thereafter, as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2025 under “Non-Employee Director Compensation,” and as may be amended from time to time by the Board. In connection with Mr. Gaugh’s appointment as a director, the Company will enter into its standard form of indemnification agreement with Mr. Gaugh.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: July 21, 2025
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer, Executive Vice President and Treasurer